NORTHERN FUNDS U.S. Government Select Money Market Fund

Summary Prospectus | July 29, 2022	Shares Class: NOSXX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus, reports to shareholders, and other information about the Fund online at northerntrust.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 29, 2022, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.33%

Other Expenses	0.03%

Transfer Agent Fees	0.02%

Other Operating Expenses	0.01%

Total Annual Fund Operating Expenses	0.36%

Expense Reimbursement(1)	(0.01)%

Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.35%

(1)

Northern Trust Investments, Inc.(“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.35%. This contractual limitation may not be terminated before July 31, 2023 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$36	$115	$201	$455

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 99.5%) of its total assets in cash, securities issued or guaranteed as to principal and interest by the U.S. government or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress of the United States or any certificate of deposit of any of the foregoing, and repurchase agreements that are fully collateralized by cash or such securities. Subject to the foregoing 99.5% investment strategy requirement, under normal circumstances, the Fund will seek to invest at least 50% of its net assets in the following securities that pay interest that generally is exempt from state income taxation:

∎	U.S. Treasury bills;

∎	U.S. Treasury notes;

∎	U.S. Treasury STRIPS;

∎	securities issued by the Federal Home Loan Bank (FHLB);

∎	securities issued by the Federal Farm Credit Bank (FFCB); and

∎	securities issued by the Tennessee Valley Authority.

The Fund, under normal circumstances, will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. government securities and repurchase agreements collateralized solely by U.S. government securities.

The Fund operates as a “government money market fund” under Rule 2a-7 of the Investment Company Act of 1940, as amended. As a “government money market fund” under Rule 2a-7, the Fund (1) is permitted to use the amortized cost method of valuation to seek to maintain a stable net asset value (“NAV”) of $1.00 share price, and (2) is not required to impose a liquidity fee and/or a redemption gate on fund redemptions

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that might apply to other types of money market funds should certain triggering events specified in Rule 2a-7 occur. The Fund may invest in shares of other government money market funds.

The Securities and Exchange Commission (“SEC”) imposes strict requirements on the investment quality, maturity, diversification and liquidity of the Fund’s investments.

Accordingly, the Fund invests in U.S. dollar-denominated securities with a remaining maturity of no more than 397 days (with certain exceptions permitted by applicable regulations). The Fund maintains a dollar-weighted average portfolio maturity of no more than 60 calendar days, and a dollar-weighted average portfolio maturity as determined without exceptions regarding certain interest rate adjustments under Rule 2a-7 of no more than 120 calendar days. The Fund will limit its investments to “eligible securities” as defined by applicable regulations at the time of acquisition (e.g., securities that present minimal credit risks as determined by NTI, pursuant to guidelines approved by the Fund’s Board of Trustees). The Fund may invest in variable and floating rate instruments. The Fund’s investment adviser may consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the Fund.

PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

STABLE NAV RISK is the risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Fund, especially at a time when the Fund needs to sell securities to meet shareholder redemption requests, could cause the value of the Fund’s shares to decrease to a price less than $1.00 per share. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure) the Fund could be subject to increased redemption activity, which could adversely affect its NAV.

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. In general, securities with longer maturities or durations are more sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are currently at low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance. A low or negative interest rate environment could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a low or negative yield and may impair the Fund’s ability to maintain a stable NAV per share. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the market value of the Fund’s securities. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security to decrease and the Fund may lose opportunities to invest in higher yielding securities.

PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.

VARIABLE OR FLOATING RATE INSTRUMENTS RISK is the risk that securities with variable or floating rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value and negatively impact the Fund, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the variable or floating rate securities, which only occur periodically. Although variable and floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to greater liquidity risk, which could impede their value.

INCOME RISK is the risk that the Fund’s ability to distribute income to shareholders depends on the yield available from the Fund’s investments. Falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term debt securities.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

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REPURCHASE AGREEMENTS RISK is the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money.

INVESTMENT COMPANY RISK is the risk that the Fund will be subject to the risks associated with investments in registered investment companies (“Underlying Funds”), such as the possibility that the value of the securities or instruments held by the Underlying Funds could decrease. Investments in Underlying Funds may involve duplication of management fees and certain other expenses, as the Fund indirectly hears its proportionate share of any expenses paid by the Underlying Funds in which it invests.

MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.

LARGE SHAREHOLDER RISK is the risk that the Fund may experience adverse effects when certain large shareholders, including funds or accounts over which the Fund’s investment adviser or an affiliate of the investment adviser has investment discretion, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly and unexpectedly, may cause the Fund to sell its securities at times it would not otherwise do so, which may negatively impact its liquidity and/or NAV. Such sales may also accelerate the realization of taxable income to shareholders if these sales result in gains, and may also increase transaction costs. In addition, large redemptions could lead to an increase in the Fund’s expense ratio due to expenses being allocated over a smaller asset base. Large purchases of the Fund’s shares may also adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, the Fund cannot guarantee it will do so. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN(1)

(1) Year to date total return for the six months ended June 30, 2022 was 0.10%. For the periods shown in the bar chart above, the highest quarterly return was 0.53% in the second quarter of 2019, and the lowest quarterly return was 0.00% in the fourth quarter of 2021.

(2) Total returns for the period includes antitrust settlement proceeds. Absent these proceeds, total return would have been lower.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2021)

	1 Year(1)	5 Years	10 Years
Shares Class	0.24%	0.92%	0.47%

For the current 7-day yield call 800-595-9111 or visit northerntrust.com/funds.

(1)	Total returns for the period includes antitrust settlement proceeds. Absent these proceeds, total return would have been lower.

MANAGEMENT

INVESTMENT ADVISER. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees

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of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Fund shares through an account at Northern Trust (or an affiliate) or an authorized intermediary.

If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎

By Check – If you authorize the checkwriting privilege on your New Account Application, you may redeem shares of the Fund by check in amounts of $250 or more. In the event that the Fund is required to redeem and sell Fund shares at a price other than $1.00 per share, the checkwriting privilege for the Fund will be suspended until the Fund is able to redeem and sell Fund shares at a stable NAV of $1.00 per share.

∎

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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